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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                     FOR THE EXCHANGE OFFER RELATING TO THE
                               12% NOTES DUE 2005
                                       OF
                           ICON HEALTH & FITNESS, INC.
                           PURSUANT TO THE PROSPECTUS
                               DATED ___ __, 2000

      As set forth in the Prospectus, dated ______ __, 2000 (as the same may be amended from time to time, the "Prospectus"), of ICON Health & Fitness, Inc. (the "Company") under the caption "The Exchange Offer--Guaranteed Delivery Procedures," and in the accompanying Letter of Transmittal (the "Letter of Transmittal" and, together with the Prospectus, the "Exchange Offer") and Instruction 2 thereto, relating to the offer by the Company to exchange $1,000 principal amount of 12% Notes due 2005 (the "Exchange Notes") of the Company, upon the terms and subject to the conditions of the Exchange Offer, for each $1,000 principal amount of outstanding 12% Notes due 2005 (the Old Notes") of the Company, this form or one substantially equivalent must be used to tender any of the Old Notes if (i) certificates representing the Old Notes to be tendered for purchase and payment are not lost but are not immediately available, (ii) time will not permit a Holder's Letter of Transmittal, certificates representing the Old Notes to be tendered and all other required documents to reach the Exchange Agent prior to the expiration date, or (iii) the procedures for book-entry transfer cannot be completed prior to the expiration date. This form may be delivered by an eligible institution by mail or hand delivery or transmitted, via manually signed facsimile, to the Exchange Agent as set forth below.

      Terms not otherwise defined herein shall have their respective meanings as set forth in the Prospectus.

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THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON _____ __,
2000, UNLESS EXTENDED OR TERMINATED (THE "EXPIRATION DATE").
================================================================================

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

      BY FACSIMILE:         BY OVERNIGHT DELIVERY           BY HAND:
                           OR REGISTERED/CERTIFIED MAIL:

      (212) 815-6339         The Bank of New York     The Bank of New York
                              101 Barclay Street       101 Barclay Street
                           New York, New York 10286  Ground Level Corporate
                             Attn: Reorganization    Trust Services Window
                                   Unit-7E          New York, New York 10286
                                                      Attn: Reorganization
                                                            Unit-7E

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instruction thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.



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LADIES AND GENTLEMEN:

      The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender the Old Notes.

      Tenders may be withdrawn only in accordance with the procedures set forth in the Prospectus. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be validly withdrawn after midnight, New York City time, on ________ __, 2000.

      The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and the trustee under the indenture governing the Old Notes and the Exchange Notes as evidence of the undersigned's tender of Old Notes.

      All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.





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                            PLEASE SIGN AND COMPLETE

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Signatures of Registered Holder(s) or       Date:_________________________
Authorized Signatory:

                                            Address: _____________________
______________________________________
                                                     _____________________
______________________________________
                                                     _____________________

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Name(s) of Registered Holder(s):            Area Code and Telephone No.:

______________________________________      ______________________________

______________________________________      ______________________________


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Principal Amount of Old Notes Tendered:     If Old Notes will be delivered by
                                            book-entry transfer,
                                            complete the following:
______________________________________

Certificate No.(s) of Old Notes (if
available):

______________________________________      Depository Account No. ________

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This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their names appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      Please print name(s) and address(es)

Name(s):________________________________________________________________

________________________________________________________________________

Capacity:_______________________________________________________________

Address(es):____________________________________________________________

________________________________________________________________________

________________________________________________________________________

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DO NOT SEND NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE
AGENT, TOGETHER WITH A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER RELATED DOCUMENTS.







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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
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 The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that, within three New York Stock Exchange trading days from the Expiration Date, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with certificates representing the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Depositary Trust Corporation, pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption "Book-Entry; Delivery and Form"), and any other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.

 Name of Firm:________________________     _____________________________________
                                                  Authorized Signature
 Address: ____________________________

______________________________________
                                           Name: _______________________________
 Area Code and
 Telephone No.:_______________________

                                           Title: ______________________________



                                           Date: _______________________________

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